Exhibit 99.1
Commercial Clean-up Enterprises, Inc.
and We Haul of South Florida, Inc.
Combined Financial Statements
For the Nine Months Ended
September 30, 2008

INDEX TO COMBINED FINANCIAL STATEMENTS

Report of Independent Auditors	F-2
Combined Balance Sheet	F-3
Combined Statement of Operations	F-4
Combined Statement of Shareholders’ Equity	F-5
Combined Statement of Cash Flows	F-6
Notes to Combined Financial Statements	F-7

REPORT OF INDEPENDENT AUDITORS
Commercial Clean-up Enterprises, Inc. and We Haul of South Florida, Inc.
Naples, Florida
We have audited the accompanying combined balance sheet of Commercial Clean-Up Enterprises, Inc. and We Haul of South Florida, Inc. as of September 30, 2008, and the related combined statements of operations, shareholders’ equity and cash flows for the nine months then ended. These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Commercial Clean-Up Enterprises, Inc. and We Haul of South Florida, Inc. as of September 30, 2008, and the results of their operations and their cash flows for the nine months then ended in conformity with accounting principles generally accepted in the United States of America.
As disclosed in Note 8 of the notes to combined financial statements in December 2008 the operating assets of Commercial Clean-Up Enterprises, Inc. and We Haul of South Florida, Inc. were acquired by Waste Services, Inc.
/s/ Crowe Horwath LLP
Fort Lauderdale, Florida
July 7, 2009

COMMERCIAL CLEAN-UP ENTERPRISES, INC. AND
WE HAUL OF SOUTH FLORIDA, INC.
COMBINED BALANCE SHEET
As of September 30, 2008

ASSETS
Current assets:
Cash	$30,561
Accounts receivable, net of allowance of $156,575	405,610

Total current assets	436,171

Property and equipment, net	4,811,051
Other assets	47,720

Total assets	$5,294,942

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$352,791
Accrued expenses	101,231
Notes payable to shareholders	1,236,267
Short-term financing and current portion of long-term debt	593,238

Total current liabilities	2,283,527

Long-term debt	1,583,579

Total liabilities	3,867,106

Shareholders’ equity:
Common stock	10,100
Additional paid-in capital	495,500
Retained earnings	922,236

Total shareholders’ equity	1,427,836

Total liabilities and shareholders’ equity	$5,294,942

The accompanying notes are an integral part of these Combined Financial Statements.

COMMERCIAL CLEAN-UP ENTERPRISES, INC. AND
WE HAUL OF SOUTH FLORIDA, INC.
COMBINED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2008

Revenue	$4,030,517
Operating and other expenses:
Cost of operations (exclusive of depreciation)	2,743,705
Selling, general and administrative expense (exclusive of depreciation)	1,271,145
Depreciation expense	655,082
Other income	(48,532)

Loss from operations	(590,883)
Interest expense	128,645

Net loss	$(719,528)

The accompanying notes are an integral part of these Combined Financial Statements.

COMMERCIAL CLEAN-UP ENTERPRISES, INC. AND
WE HAUL OF SOUTH FLORIDA, INC.
COMBINED STATEMENT OF SHAREHOLDERS’ EQUITY

	Commercial Clean-up		We Haul of South Florida,
	Enterprises, Inc.		Inc.		Additional		Total
	Common Stock		Common Stock		Paid-in	Retained	Shareholders’
	Shares	Amount	Shares	Amount	Capital	Earnings	Equity
Balance, December 31, 2007	10,000	$10,000	100	$100	$311,000	$1,818,635	$2,139,735
Distributions to shareholders	—	—	—	—	—	(176,871)	(176,871)
Use of real-estate owned by shareholders	—	—	—	—	184,500	—	184,500
Net loss	—	—	—	—	—	(719,528)	(719,528)

Balance, September 30, 2008	10,000	$10,000	100	$100	$495,500	$922,236	$1,427,836

The accompanying notes are an integral part of these Combined Financial Statements.

COMMERCIAL CLEAN-UP ENTERPRISES, INC. AND
WE HAUL OF SOUTH FLORIDA, INC.
COMBINED STATEMENT OF CASH FLOWS
For the Nine Months Ended September 30, 2008

Cash flows from operating activities:
Net loss	$(719,528)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	655,082
Use of real-estate owned by shareholders	184,500
Gain on sale of property and equipment	(55,725)
Other non-cash items	4,917
Changes in operating assets and liabilities:
Accounts receivable	167,421
Prepaid expenses and other assets	(4,317)
Accounts payable and other accrued expenses	(447,833)

Net cash used in operating activities	(215,483)

Cash flows from investing activities:
Purchase of property and equipment	(2,885)
Proceeds from the sale of property and equipment	497,175

Net cash provided by investing activities	494,290

Cash flows from financing activities:
Proceeds from notes payable to shareholders	1,073,857
Repayment of notes payable to shareholders	(131,847)
Repayment of notes payable	(1,048,247)
Distributions to shareholders	(169,477)

Net cash used in financing activities	(275,714)

Increase in cash	3,093
Cash, beginning of period	27,468

Cash, end of period	$30,561

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest	$132,345

The accompanying notes are an integral part of these Combined Financial Statements.

COMMERCIAL CLEAN-UP ENTERPRISES, INC. AND
WE HAUL OF SOUTH FLORIDA, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
Note 1. Operations and Basis of Presentation
Business Activity
Commercial Clean-Up Enterprises, Inc. (“Commercial Clean-up”) and We Haul of South Florida, Inc. (“We Haul”) (collectively, the “Company”) provides waste collection services for construction sites located in Southwest Florida.
Basis of Presentation and Principles of Combination
The accompanying combined financial statements include the accounts of Commercial Clean-up and We Haul. These entities share common ownership and engage in similar businesses in the same markets. Additionally, substantially all of the assets of both businesses were sold in a single transaction in December 2008 (see Note 8, Subsequent Events). Commercial and We Haul were incorporated in 1982 and 2005, respectively, pursuant to the laws of the State of Florida.
Note 2. Summary of Significant Accounting Policies
Use of Estimates
The Company uses estimates and assumptions in preparing the financial statements in accordance with accounting principles generally accepted in the United States. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. It is reasonably possible that actual results could differ from the estimates that were used and that a change in estimate may occur in the near term. Significant estimates include the Company’s allowance for doubtful accounts, revenue recognition and the carrying values of long-lived assets.
Accounts Receivable
The Company maintains an allowance for doubtful accounts based on the expected collectability of its accounts receivable. The Company performs credit evaluations of significant customers and establish an allowance for doubtful accounts based on the aging of receivables, payment performance factors, historical trends and other information. In general, the Company reserves a portion of those receivables outstanding more than 90 days and 100% of those outstanding more than 120 days. The Company evaluates and revises its reserve on a monthly basis based on a review of specific accounts outstanding and the history of uncollectible accounts. The Company does not charge interest on its outstanding accounts receivable balances.
Concentrations of Credit Risk
Financial instruments that potentially subject us to credit risk consist primarily of cash and trade accounts receivable. The Company maintains cash in bank accounts at high quality financial institutions. These cash balances, at times, may exceed federally insured limits.
The Company’s customers are diversified as to industry concentrations; however, the Company’s operations are concentrated in Southwest Florida, which may be subject to specific economic conditions that vary from those nationally as well as weather related events that may impact the Company’s operations. Additionally, the Company recognized approximately 17% of its revenue for the nine months ended September 30, 2008 from one customer and as of September 30, 2008, another customer represented approximately 13% of the Company’s accounts receivable balance.

COMMERCIAL CLEAN-UP ENTERPRISES, INC. AND
WE HAUL OF SOUTH FLORIDA, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS – (Continued)
Property and Equipment
Property and equipment are carried at cost. Depreciation of property and equipment is provided using the straight-line method for financial purposes at rates based on the following useful lives:

Containers	5 – 10 years
Vehicles	5 – 10 years
Equipment and furniture	3 – 7 years
Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred. Gains and losses on sales of capital assets are charged to operations currently.
Long-Lived Assets
The Company periodically evaluates whether events and circumstances have occurred that may warrant revision of the estimated useful life of property and equipment or whether the remaining balance of property and equipment, or other long-lived assets, should be evaluated for possible impairment. Instances that may lead to an impairment include: (i) a significant decrease in the market price of a long-lived asset group; (ii) a significant adverse change in the extent or manner in which a long-lived asset or asset group is being used or in its physical condition; (iii) a significant adverse change in legal factors or in the business climate that could affect the value of a long-lived asset or asset group, including an adverse action or assessment by a regulator; (iv) an accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of a long-lived asset or asset group; (v) a current-period operating or cash flow loss combined with a history of operating or cash flow losses or a projection or forecast that demonstrates continuing losses associated with the use of a long-lived asset or asset group; or (vi) a current expectation that, more likely than not, a long-lived asset or asset group will be sold or otherwise disposed of significantly before the end of its previously estimated useful life.
The Company uses an estimate of the related undiscounted cash flows, excluding interest, over the remaining life of the property and equipment and long-lived assets in assessing their recoverability. The Company measures impairment loss as the amount by which the carrying amount of the asset(s) exceeds the fair value of the asset(s) and primarily employs two methodologies for determining the fair value of a long-lived asset: (i) the amount at which the asset could be bought or sold in a current transaction between willing parties; or (ii) the present value of expected future cash flows grouped at the lowest level for which there are identifiable independent cash flows.
Fair Value of Financial Instruments
The Company’s financial instruments consist primarily of cash, receivables, notes payable, accounts payable and accrued expenses. The carrying amounts of such financial instruments approximate their respective estimated fair values due to the short-term maturities and approximate market interest rates of these instruments. The estimated fair values are not necessarily indicative of the amounts the Company would realize in the current market exchange or from future earnings or cash flows.
Revenue Recognition
The Company recognizes revenue when services, such as providing hauling services, are rendered.
Income Taxes
The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the stockholders are liable for individual federal income taxes on the Company’s taxable income.

COMMERCIAL CLEAN-UP ENTERPRISES, INC. AND
WE HAUL OF SOUTH FLORIDA, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS – (Continued)
Advertising
The Company’s policy is to expense advertising costs as the costs are incurred. Advertising expense for the nine months ended September 30, 2008 was $4,689.
Note 3. Property and Equipment
Property and equipment consist of the following as of September 30, 2008:

Containers	$5,236,474
Vehicles	3,159,116
Equipment and furniture	277,966

8,673,556
Less: Accumulated depreciation	(3,862,505)

Property and equipment, net	$4,811,051

Note 4. Accrued Expenses
Accrued expenses consist of the following as of September 30, 2008:

Property taxes	$70,304
Payroll and related taxes and benefits	24,665
Other accrued expenses	6,262

Total accrued expenses	$101,231

COMMERCIAL CLEAN-UP ENTERPRISES, INC. AND
WE HAUL OF SOUTH FLORIDA, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS – (Continued)
Note 5. Debt
Unrelated party debt consists of the following as of September 30, 2008:

Commercial operating line of credit — Bank of Naples, secured by accounts receivable, property and equipment, interest payable monthly, due 2010, interest based on the prime rate (5.00% at September 30, 2008), availability of up to $500,000	$229,473

Commercial operating line of credit — Orion Bank, secured by accounts receivable, property and equipment, interest payable monthly, due 2011, interest based on the prime rate (5.00% at September 30, 2008), availability of up to $1,500,000	1,082,024

We Haul operating line of credit — Bank of Naples, secured by accounts receivable, property and equipment, interest payable monthly, due 2010, interest at the prime rate plus 1.0% (6.00% at September 30, 2008), availability of up to $250,000	84,228

Commercial notes payable — Bank of Naples, collateralized by certain vehicles and equipment, payable in monthly installments including interest ranging from 6.00% to 8.75%, due through 2011	476,585

Commercial notes payable — Royal Bank of Canada, collateralized by certain vehicles and equipment, payable in monthly installments including interest ranging from 6.00% - 8.25%, due through 2009	232,790

We Haul notes payable — Bank of Naples, collateralized by certain vehicles and equipment, payable in monthly installments including interest at 7.00%, due 2010	71,717

Total	2,176,817
Less: Current portion	(593,238)

Long-term portion	$1,583,579

Principal maturities of debt as of September 30, 2008 are as follows (for the twelve months ended September 30):

2009	$593,238
2010	438,667
2011	1,144,912

$2,176,817

The Company is required to comply with certain financial covenants and conditions on the Commercial operating line of credit with Orion Bank that are measured annually following completion of the Company’s fiscal year. The next measurement would have followed the completion of the financial statements for the year ended December 31, 2008. However, in December 2008, the operating line of credit was repaid in full (refer to Note 8).
Note 6. Related Party Transactions
The Company utilizes a corporate office facility and storage space that is owned by, or controlled by, one of its shareholders. The use of this property is provided at no charge to the Company. The Company has recognized contributions totaling $184,500 for the nine months ended September 30, 2008 for the use of this property, which is based on the fair value of the rental of such properties. The corresponding expense for the usage of these properties is reflected in cost of operations and selling, general and administrative expense on the accompanying Combined Statement of Operations and totaled $45,000 and $139,500, respectively.
The Company has loans payable to its shareholders totaling $1,236,267 as of September 30, 2008. These loans were paid in full in December 2008 (see Note 8, Subsequent Events).

COMMERCIAL CLEAN-UP ENTERPRISES, INC. AND
WE HAUL OF SOUTH FLORIDA, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS – (Continued)
Note 7. Capital Stock
The Company has the following authorized and issued capital stock outstanding as of September 30, 2008:
•	Commercial Clean-up — $1.00 par value; 10,000 shares authorized issued and outstanding, consisting of 1,000 Class A voting shares and 9,000 Class B non-voting shares. Except for the difference in voting rights, the rights, preferences, qualifications, limitations and restrictions, and the special and relative rights with respect to the shares of Class B non-voting common stock, are identical in all respects to the shares of Class A voting common stock.

•	We Haul — $1.00 par value; 100 shares authorized issued and outstanding.
Note 8. Subsequent Events
In December 2008, Waste Services, Inc. (“Waste Services”) acquired substantially all of the long-lived assets of the Company and the Company ceased operations at such time. The purchase price for these assets totaled approximately $6,100,000, of which approximately $1,600,000 is deferred and payable as Waste Services collects waste volumes from within the counties of Charlotte, Lee and Collier, Florida. The Company utilized the proceeds from this sale to repay substantially all of the Company’s then outstanding debt obligations due both unrelated and related parties.